Exhibit 10.33

AMENDMENT NO. 1, dated as of October 18, 2009, to that Employment Agreement dated March 22, 2009 (the “Agreement”) by and between DAVID LECKEY (the “Executive”) and AMERICAN MEDIA OPERATIONS, INC. (the “Company”).

Effective as of the date first written above, the Agreement is hereby amended as follows:

1. Paragraph 1a of the Agreement, as amended, is hereby deleted and the following substituted therefore:

Employment Term. The company shall employ Executive until March 31, 2011 (the “Employment Term”) on the terms and subject to the conditions set forth in the Agreement. The Agreement shall be considered effective as of March 22, 2009 (the “Effective Time”).

All other terms and conditions of Your Employment Agreement and any subsequent amendments of the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 1 as of the date first written above.

AMERICAN MEDIA OPERATIONS, INC.

By:	[illegible]

/s/ David Leckey